Exhibit 23


           CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statements File No. 33-50075 of Kansas Gas and Electric Company on Form S-3.




                                            ARTHUR ANDERSEN LLP
Kansas City, Missouri,
 March 26, 1996